                                                                     EXHIBIT 4.9

                  SECOND AMENDMENT dated as of June 10, 2003 (this "Amendment"), to the SECOND AMENDMENT AND WAIVER dated as of April 28, 2003 (the "Second Amendment and Waiver"), to the Amended and Restated Credit Agreement dated as of July 25, 1997, as amended and restated as of March 29, 2001 (as heretofore amended, the "Credit Agreement"), among GRUPO IUSACELL CELULAR, S.A. de C.V., formerly known as Grupo Iusacell, S.A. de C.V. (the "Borrower"), the LENDERS party thereto (the "Lenders"), and JPMORGAN CHASE BANK, as Administrative Agent and Collateral Agent (the "Agent").

            WHEREAS the Borrower has requested that the Second Amendment and Waiver be amended so as to (i) extend the Termination Date (as defined in the Second Amendment and Waiver) to June 26, 2003 in order to provide the Borrower and the Parent with additional time to continue to work towards the formulation of a consensual and comprehensive restructuring plan, and (ii) amend certain other provisions of the Second Amendment and Waiver, in each case on the terms and conditions hereinafter set forth, and the undersigned Lenders, constituting the Required Lenders, are willing to agree to such amendments on the terms hereinafter set forth.

            NOW, THEREFORE, the parties hereto hereby agree as follows:

            1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement.

            2. Termination Date. Effective as of the Amendment Effective Date (as defined in Section 6), each reference in the Second Amendment and Waiver to "June 13, 2003" is hereby replaced with a reference to "June 26, 2003".

            3. Prepayment of Indebtedness. Section 4(b) of the Second Amendment and Waiver is hereby amended in its entirety to read as follows:

                  "(b) During the period from the date hereof through June 30,
            2003, the Borrower or any subsidiary of the Borrower shall make any payment or prepayment in respect of the principal of any
            Indebtedness for borrowed money, other than any rental payment under any capital or operating lease, if and only if it shall simultaneously prepay a proportionate amount of the outstanding Tranche A Loans and Tranche B Loans (such proportionate prepayment hereinafter referred to as a "Required Prepayment"); provided that, notwithstanding the foregoing, the Borrower may make a prepayment in the amount of $1,500,000 (the "Pay-Off Amount") to Banco Santander Mexicano, S.A. ("Santander") without making a Required Prepayment if and only if the Pay-Off
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                                                                               2


            Amount represents not more than 50% of the outstanding principal amount of the Indebtedness owing to Santander (the "Santander Indebtedness"), and upon the payment of the Pay-Off Amount (i) all obligations of the Borrower to Santander in respect of the Santander Indebtedness shall be paid in full and (ii) any notes, documents, instruments or other agreements in respect of the Santander Indebtedness shall be terminated."

            4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Second Amendment and Waiver set forth herein. After the date hereof, any reference to the Second Amendment and Waiver shall mean the Second Amendment and Waiver as modified hereby, and any reference to the Credit Agreement shall mean the Credit Agreement, as amended by the Second Amendment and Waiver (as amended hereby). This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

            5. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders as of the date hereof as follows:

            (a) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

            (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended and waived by the Second Amendment and Waiver (as amended by this Amendment) constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

            (c) The officers of the Borrower executing this Amendment have the authority to do so, as evidenced by a notarized power of attorney delivered on the date hereof to the Agent and satisfactory to the Agent.

            6. Effectiveness. This Amendment shall become effective (the "Amendment Effective Date") when (a) the Agent shall have received (i) counterparts hereof duly executed
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                                                                               3


and delivered by the Borrower and the Required Lenders and (ii) the notarized power of attorney referred to in Section 5(c), and (b) the Borrower shall have paid all amounts due and payable under the Credit Agreement and not yet paid, including all out-of-pocket expenses of the Agent (including fees and disbursements of Mexican and United States counsel) for which invoices have been submitted.


            7. Expenses. The Borrower agrees to reimburse the Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of Cravath, Swaine & Moore LLP, United States counsel for the Agent, Schulte Roth & Zabel LLP, special restructuring counsel for the steering committee to the Lenders, Ritch, Heather y Mueller, S.C., Mexican counsel for the Agent, and Alvarez & Marsal, Inc., financial advisor to the Lenders.

            8. GOVERNING LAW; COUNTERPARTS. (a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

            (b) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

            9. Submission to Jurisdiction. (a) Each of the parties hereto hereby irrevocably and unconditionally submits to the jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and to the courts of its own corporate domicile in respect of actions brought against it as a defendant in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

            (b) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right to which it may be entitled on account of place of residence or domicile.

            (c) The Borrower hereby irrevocably designates, appoints and empowers CT Corporation as its process agent to receive for and on its behalf service of process in New York in any legal action or proceeding with respect to any Loan Document. It is understood that a
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                                                                               4


copy of any such process served on such process agent shall be promptly forwarded by air mail by the person commencing such proceeding to the Borrower at its address specified in the Credit Agreement, but the failure of the Borrower to receive such copy shall not affect in any way the service of such process as aforesaid.

            (d) Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in the Credit Agreement . Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
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                                                                               5


            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        GRUPO IUSACELL CELULAR, S.A. de C.V.,


                                        By /s/ Carlos Espinal G.
                                           ---------------------------
                                           Name:  Carlos Espinal G.
                                           Title: President and General Director


                                        By /s/ Russell A. Olson
                                           ---------------------------
                                           Name:  Russell A. Olson
                                           Title: C.F.O.



                                        JPMORGAN CHASE BANK, individually and as Administrative Agent,


                                        By /s/ Manochere Alamgir
                                           ---------------------------
                                           Name:  Manochere Alamgir
                                           Title: Vice President

                                                               SIGNATURE PAGE to
                                  SECOND AMENDMENT dated as of June 10, 2003, to
                                                     SECOND AMENDMENT AND WAIVER
                                         to GRUPO IUSACELL CELULAR, S.A. DE C.V.
                                           AMENDED AND RESTATED CREDIT AGREEMENT


                        To approve the Second Amendment to the Second Amendment and Waiver:

                        Name of Institution: Australia and New Zealand Banking
                                             Corporation

                                                  By /s/ Brian M. Foster
                                                     ---------------------------
                                                     Name:  Brian M. Foster
                                                     Title: Associate Director

                                                               SIGNATURE PAGE to
                                  SECOND AMENDMENT dated as of June 10, 2003, to
                                                     SECOND AMENDMENT AND WAIVER
                                         to GRUPO IUSACELL CELULAR, S.A. DE C.V.
                                           AMENDED AND RESTATED CREDIT AGREEMENT


                        To approve the Second Amendment to the Second Amendment and Waiver:


                        Name of Institution: Bank of America N.A.


                                                  By /s/ James P. Garvey
                                                     ---------------------------
                                                     Name:  James P. Garvey
                                                     Title: Principal

                                                               SIGNATURE PAGE to
                                  SECOND AMENDMENT dated as of June 10, 2003, to
                                                     SECOND AMENDMENT AND WAIVER
                                         to GRUPO IUSACELL CELULAR, S.A. DE C.V.
                                           AMENDED AND RESTATED CREDIT AGREEMENT




                        To approve the Second Amendment to the Second Amendment and Waiver:




                        Name of Institution: CITIBANK N.A.

                                                  By /s/ Julie Siskind
                                                     ---------------------------
                                                     Name:  Julie Siskind
                                                     Title: Vice President

                                                               SIGNATURE PAGE to
                                  SECOND AMENDMENT dated as of June 10, 2003, to
                                                     SECOND AMENDMENT AND WAIVER
                                         to GRUPO IUSACELL CELULAR, S.A. DE C.V.
                                           AMENDED AND RESTATED CREDIT AGREEMENT


                        To approve the Second Amendment to the Second Amendment and Waiver:




                        Name of Institution: Citicorp North America, Inc.

                                                 By /s/ [Illegible]
                                                    ---------------------------
                                                    Name:  [Illegible]
                                                    Title: Senior Vice President

                                                               SIGNATURE PAGE to
                                  SECOND AMENDMENT dated as of June 10, 2003, to
                                                     SECOND AMENDMENT AND WAIVER
                                         to GRUPO IUSACELL CELULAR, S.A. DE C.V.
                                           AMENDED AND RESTATED CREDIT AGREEMENT


                        To approve the Second Amendment to the Second Amendment and Waiver:


                        Name of Institution: Fleet National Bank

                                                  By /s/ Michael Cunningham
                                                     ---------------------------
                                                     Name:  Michael Cunningham
                                                     Title: Director

                                                               SIGNATURE PAGE to
                                  SECOND AMENDMENT dated as of June 10, 2003, to
                                                     SECOND AMENDMENT AND WAIVER
                                         to GRUPO IUSACELL CELULAR, S.A. DE C.V.
                                           AMENDED AND RESTATED CREDIT AGREEMENT


                        To approve the Second Amendment to the Second Amendment and Waiver:


                        Name of Institution: The TORONTO-DOMINION BANK

                                                  By /s/ Jill Hall
                                                     ---------------------------
                                                     Name:  Jill Hall
                                                     Title: Manager-Credit
                                                            Administration

                                                               SIGNATURE PAGE to
                                  SECOND AMENDMENT dated as of June 10, 2003, to
                                                     SECOND AMENDMENT AND WAIVER
                                         to GRUPO IUSACELL CELULAR, S.A. DE C.V.
                                           AMENDED AND RESTATED CREDIT AGREEMENT


                        To approve the Second Amendment to the Second Amendment and Waiver:


                        Name of Institution: UBS AG

                                                  By /s/ [Illegible]
                                                     ---------------------------
                                                     Name:  [Illegible]
                                                     Title: Executive Director